EXHIBIT 10.6 - PLEDGE AGREEMENT

                                PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this "Agreement"), dated as of this ____ day of October, 2004, is made by WWAP, Inc., a corporation organized under the laws of Delaware and having an address c/o Matthews & Co., 331 Madison Avenue, 8th Floor, New York, NY 10017 (the "Pledgor") in favor of Cornell Capital Partners, L.P., a limited partnership having an address at 101 Hudson Street, Suite 3700, Jersey City, NJ 07303 (the "Pledgee").

         1. PLEDGE. In order to induce the Pledgee to extend the Obligations (as defined below), the Pledgor hereby grants a security interest in and absolutely and presently pledges to the Pledgee all of the Pledgor's right, title and interest in and to the shares of common stock of ActivePoint Ltd. (the "Company"), a company organized under the laws of Israel, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income interest, dividends and other distributions thereon (the "Collateral") and which are specified on EXHIBIT A annexed hereto. The Certificates (the "Certificates") representing the Collateral shall be accompanied by a duly executed blank stock or bond power or assignment, or shall be endorsed in blank on the reverse of the Certificates, as applicable. The Certificates and stock power shall be delivered to Butler Gonzalez LLP on behalf of the Pledgee at 1416 Morris Avenue, Suite 207, Union, New Jersey 07083. Notwithstanding anything to the contrary contained herein, this Agreement evidences a present and absolute pledge of the Collateral to the Pledgee, which shall be effective upon the execution of this Agreement.

         2. OBLIGATIONS SECURED. The Collateral secures payment to the Pledgee of all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Pledgee from the Pledgor, of any kind or nature, present or future, under those certain Debentures of even date herewith payable to the Pledgee in the aggregate original principal amount of up to five hundred thousand dollars





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($500,000.00) (the "Debentures"), and the obligations of Pledgor to Pledgee under that certain Securities Purchase Agreement (the "Purchase Agreement"), the Security Agreement and the Investor Registration Rights Agreement all of even date herewith (collectively, with the Purchase Agreement, the "Transaction Agreements"), all of the foregoing whether arising from any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening a letter of credit, loan or guarantee or in any other manner, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or severally, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases, and all costs and expenses of the Pledgee incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys fees and expenses (collectively, the "Obligations").

         3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to the Pledgee as follows:

            (a) There are no restrictions on the pledge or transfer of any of the Collateral, other than restrictions referenced on the face of any Certificates(s) evidencing the Collateral.

            (b) The Pledgor is the legal owner of the Collateral, which is registered in the name of the Pledgor as of the date hereof.

            (c) Except as otherwise provided in the Transaction Agreements or as approved in advance by Pledgee, the Collateral is free and clear of any security interests, pledges, liens, encumbrances charges, agreements, claims or other arrangements or restrictions of any kind; and the Pledgor will not incur, create, assume or permit to exist and pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral.



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            (d) The Pledgee has the right to transfer the Collateral free of any encumbrances and the Pledgor will defend the Pledgee's title to the Collateral against the claims of all persons, and any registration with, or consent or approval to or action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge and grant of the security interest in the Collateral has been obtained.

            (e) The pledge of and grant of the security interest in the Collateral is effective to vest in the Pledgee a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Collateral as set forth herein.

            (f) Upon the occurrence of an Event of Default, no third parties have any rights to receive notice of such default or the sale of the Collateral or any portion thereof, and no third Parties have rights to purchase all or any portion of the Collateral.



         4. GOVERNMENTAL APPROVALS. The Pledgee hereby acknowledges that any transfer of the Collateral shall be subject to the approval of any governmental authorities to the extent required by applicable law.

         5. DEFAULT.

            (a) If any of the following shall occur (each an "Event of Default"): (i) any Event of Default under the Transaction Agreements; (ii) demand by the Pledgee under any of the Obligations that have such a demand feature; or (iii) the failure by the Pledgor to perform any of its obligations hereunder after written notice from the Pledgee and a reasonable opportunity to cure, which cure period shall be ten (10) days, then the Pledgee are authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without further demand or notice of any kind whatsoever which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to the Pledgee under the Uniform Commercial Code of New York, as it may be amended from time to time, or otherwise at law or in equity, including the right to sell or otherwise dispose of the Collateral.



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            (b) (i) At any bona fide public sale the Pledgee shall be free to purchase all or any part of the Collateral. Any such sale may be on cash or credit. The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933, as amended (the "Act") or any other applicable exemption available under the Act. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Pledgee may sell such Collateral at any time without giving prior notice to the Pledgor. Whenever notice is otherwise required by law to be sent by the Pledgee to the Pledgor of any sale or other disposition of the Collateral, five (5) days written notice sent to the Pledgor at the notice address specified below will be reasonable.

               (ii) The Pledgor recognizes that the Pledgee may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act, so that the Pledgee may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Pledgee have no obligation to delay or agree to delay the sale of any of the Collateral from the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.



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            (c) The net proceeds arising from the disposition of the Collateral, if any, after deducting expenses incurred by the Pledgee, will be applied to the Obligations in the order determined by the Pledgee in its sole discretion. If any excess remains after the discharge of all of the Obligations the same will be paid to the Pledgor.

            (d) If any demand is made at any time upon the Pledgee for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations from the disposition of the Collateral and if the Pledgee repays all or any part of such amount, the Pledgor will be and remains liable for the amounts so repaid or recovered to the same extent as if such proceeds were never originally received by the Pledgee.

         6. VOTING RIGHTS AND TRANSFER. Prior to the occurrence of an Event of Default, the Pledgor will have the right to exercise all voting rights with respect to the Collateral. At any time after the occurrence of an Event of Default, the Pledgee may transfer any or all of the Collateral into their names or that of their nominee and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Pledgee expressly so indicates by written notice to the Pledgor.

         7. DIVIDENDS, INTEREST AND PREMIUMS. The Pledgor will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default. In the event any additional shares are issued to the Pledgor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral by reclassification or otherwise, any Certificates evidencing any such additional shares will be immediately delivered to the Pledgee and such shares will be subject to this Agreement and a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence of an Event of Default, the Pledgee shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Pledgee's rights under Section 5 above.



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         8. ADDITIONAL COVENANTS. The parties acknowledge that the liability of the Pledgor with respect to the Obligations is not limited to the proceeds that may be obtained by the Pledgee from the disposition of the Collateral under this Agreement and, in the event that the proceeds from such disposition are less than the then outstanding obligations, the Pledgee may seek to recover any deficiency from the Pledgor. Pledgor consents that the Transaction Agreements or the liability of any guarantor, surety, indemnitor, indorser, or any other Parties for or upon the Transaction Agreements may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by the Pledgee, all without any notice to, or further assent by, or any reservation of rights against, Pledgor and without in any way effecting or releasing the liability of Pledgor hereunder with respect to the Collateral. The Pledgee shall not be liable for failure to collect or realize upon the Transaction Agreements, or any part thereof, for any delay in so doing, nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto.

         9. FURTHER ASSURANCES. At any time and from time to time, upon demand of the Pledgee, the Pledgor will give, execute, file and record any notice, instrument, document or agreement that the Pledgee may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Pledgee to inform its rights hereunder with respect to such security interest.

         10. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder shall be sent and delivered in accordance with Section 9(f) of the Purchase Agreement to the addresses first set forth above or, at the option of the Pledgee with respect to the Pledgor, to it at the Pledgor. Copies of all notices with respect to the Pledgor shall be sent to McLaughlin & Stern, LLP, 260 Madison Avenue, 18th Floor, New York, NY 10016, Attention: Steven Schuster, Esq.



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         11. PRESERVATION OF RIGHTS. No delay or omission on the Pledgee's part to exercise any right or power arising hereunder, including without limitation, the failure of the Pledgee to exercise their rights against the Collateral after the Holding Period, will impair any such right or power or be considered a waiver of any such right or power, nor will the Pledgee' action or inaction impair any such right or power. The Pledgee's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies the Pledgee may have under other agreements, at law or in equity.

         12. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom will be effective unless made in a writing signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance. No executory agreement and no course of dealing between Pledgor and Pledgee or Pledgor shall be effective to terminate, change or modify this Agreement in whole or in part; nor shall any waiver of any rights or powers of the Pledgee, or consent by the Pledgee, be valid or effective unless in writing and signed by all of the Pledgee or the Agent.













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         14. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and the Pledgee with respect to the subject matter hereof.

         15. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns; PROVIDED, HOWEVER, that the Pledgee may not assign this Agreement in whole or in part without the Pledgor's prior written consent. This Agreement is for the benefit of the Pledgee and their successors and assigns and in the event of an assignment of any amounts payable under the Transaction Agreements, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

         16. INTERPRETATION. In this Agreement, unless the Pledgee and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including" and "includes" shall be deemed to be followed by the words "without limitation." Section headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         17. INDEMNITY. The Pledgor agrees to indemnify the Pledgee, its directors, officers, employees, agents and representatives and each legal entity, if any, who controls the Pledgee (the "Indemnified Parties") and to hold the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom the Indemnified Parties may consult and all expenses of litigation or preparation therefor) which the Indemnified Parties may incur or which may be asserted against the Indemnified Parties as a result of the execution of or performance under this Agreement; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to the Indemnified Parties' negligence or willful misconduct.















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         18. GOVERNING LAW AND JURISDICTION. This Pledge Agreement has been delivered to and accepted by the Pledgee and will be deemed to be made in the State of New Jersey.

THIS PLEDGE AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PLEDGOR AND PLEDGEE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, AS APPLIED TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW JERSEY. The Pledgor hereby irrevocably consents to the exclusive jurisdiction of and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey and consents that all service of process be sent by nationally recognized overnight courier service directed to the Pledgor at the Pledgor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Pledgee from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgor individually, against any security or against any property of the Pledgor within any other county state or other foreign or domestic jurisdiction. The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both the Pledgee and the Pledgor. The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

















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         20. WAIVER OF JURY TRIAL. THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL
RIGHTS THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY INURE RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF THE TRANSACTION AGREEMENTS. THE PLEDGOR ACKNOWLEDGES THAT THE

               FOREGOING WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.



                            [Signature Page Follows]






















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           IN WITNESS WHEREOF, intending to be legally bound, the Pledgor and the Pledgee have heretofore executed this Agreement as of the date and year first above written.

                                         PLEDGOR:

                                         WWAP, Inc.

                                         By:/S/ MOSHE OFER
                                            --------------
                                         Name:  Moshe Ofer
                                         Title:  President

                                         PLEDGEE:

                                         Cornell Capital Partners, L.P.
                                          By: Yorkville Advisors, LLC

                                          By: /S/ MARK A. ANGELO
                                             -------------------
                                          Name:  Mark A. Angelo
                                          Title:  Portfolio Manager




















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                          EXHIBIT A TO PLEDGE AGREEMENT

                             (CERTIFIED SECURITIES)

         The Collateral listed below are pledged as collateral and are restricted from trading and withdrawals. The Pledgee' or the Agent's written approval is required prior to any trading or withdrawals of such assets.




GUARANTOR             QUANTITY             DESCRIPTION OF SECURITIES              CERTIFICATES
                                                                                    NUMBER(S)


 WWAP, Inc.         9,904 shares       Common Stock of ActivePoint, Ltd.               6

                 1,049,581 shares      Preferred Stock of ActivePoint, Ltd.            7























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